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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
September 10, 2010
 (Date of earliest event reported)

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34709 (Commission File Number)	05-0574281 (I.R.S. Employer Identification Number)
13927 South Gessner Road Missouri City, TX 77489 (Address of principal executive offices)
(713) 972-9200 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

        Global Geophysical Services, Inc., a Delaware corporation (the "Company"), is filing this Current Report on Form 8-K for the purpose of ensuring the Company's financial statements filed under the Securities Exchange Act of 1934 (the "Exchange Act") are identical to the Company's financial statements filed under the Securities Act of 1933. The Company has filed the financial statements attached hereto as exhibits as part of their Registration Statement on Form S-4 (File No. 333-168788) (the "Form S-4 Registration Statement").

        This report contains the consolidated financial statement information for Global Geophysical Services, Inc., including condensed consolidated balance sheets as of December 31, 2009, 2008 and 2007; the related consolidated statements of operations, stockholders equity and other comprehensive income and cash flows for the three years in the period ended December 31, 2009. Other than the additional footnote discussed below, these financial statements are identical to the financial statements appearing in the Company's final prospectus filed under the Company's Registration Statement on Form S-1 (File No. 333-162540). As indicated in their report included therein, the financial statements included in this report have been audited by UHY LLP.

        This report also contains the condensed consolidated financial statement information for Global Geophysical Services, Inc., including condensed consolidated balance sheets as of June 30, 2010 (unaudited) and December 31, 2009; the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2009 (unaudited). Other than the additional footnote discussed below, these financial statements are identical to the financial statements appearing in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, filed on August 5, 2010.

        These financial statements include an additional footnote (footnotes 17 and 15 in exhibits 99.1 and 99.2, respectively) with condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the Securities and Exchange Commission in order that the subsidiary guarantors that will be additional registrants on the Form S-4 Registration Statement will continue to be exempt from Exchange Act reporting pursuant to Rule 12h-5 under the Exchange Act.

ITEM 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

23.1	Consent of UHY LLP.
99.1
Consolidated financial statements for Global Geophysical Services, Inc., including consolidated balance sheets as of December 31, 2009, 2008 and 2007; the related consolidated statements of operations, stockholders equity and other comprehensive income and cash flows for the three years in the period ended December 31, 2009.
99.2
Condensed consolidated financial statements for Global Geophysical Services, Inc., including condensed consolidated balance sheets as of June 30, 2010 (unaudited) and December 31, 2009; the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2009 (unaudited).

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.
September 10, 2010	By:	/s/ P. MATHEW VERGHESE P. Mathew Verghese Senior Vice President and Chief Financial Officer

 Exhibit Index

Exhibit Number	Title of Document
23.1	Consent of UHY LLP.
99.1
Consolidated financial statements for Global Geophysical Services, Inc., including consolidated balance sheets as of December 31, 2009, 2008 and 2007; the related consolidated statements of operations, stockholders equity and other comprehensive income and cash flows for the three years in the period ended December 31, 2009.
99.2
Condensed consolidated financial statements for Global Geophysical Services, Inc., including condensed consolidated balance sheets as of June 30, 2010 (unaudited) and December 31, 2009; the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2009 (unaudited).

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  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index